Pricing Supplement Dated May 23, 2005                      Rule 424(b)(3)
(To Prospectus Dated November 1, 2004)                     File No. 333-111380

                      GENERAL MOTORS ACCEPTANCE CORPORATION
                          Demand Notes - Floating Rate
----------------------------------------------------------------------------

Annual Yield:                4.00%

Effective Dates:             05/23/05 thru 05/29/05

----------------------------------------------------------------------------